UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

SEMCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-15565 (Commission File Number)	38-2144267 (I.R.S. Employer Identification No.)

1411 Third Street, Suite A, Port Huron, Michigan (Address of principal executive offices)	48060 (Zip Code)

Registrant’s telephone number, including area code: 810-987-2200

n/a
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 4.1 - Third Amendment and Consent dated March 8, 2005
Exhibit 10.1 - Repurchase Agreement
Exhibit 99.1 - Press Release issued March 8, 2005

Item 1.01 Entry into a Material Definitive Agreement.

     On March 8, 2005, SEMCO Energy, Inc. (the “Company”) entered into two material definitive agreements: (i) a Repurchase Agreement (the “Repurchase Agreement”) with K-1 GHM, LLLP (“K-1”), a Delaware limited liability limited partnership and an affiliate of k1 Ventures Limited and (ii) a Third Amendment and Consent (the “Third Amendment”) to the Amended and Restated Credit Agreement, dated June 25, 2004, by and among the Company, Standard Federal Bank N.A. and the other banks signatory thereto and Standard Federal Bank N.A., as agent for the banks (the “Parties”).

Repurchase Agreement

     Under the Repurchase Agreement, the Company has agreed to repurchase (the “Repurchase”) from K-1 (i) all of the outstanding and issued shares (52,542.94) of the Company’s 6% Series B Convertible Preference Stock (“CPS”) and (ii) warrants to purchase 905,565 shares of the Company’s common stock (“Warrants”). The aggregate purchase price is $60 million, plus, if the closing occurs after March 19, 2005, the daily cash value of accrued dividends. The CPS and Warrants were initially acquired in March 2004 and June 2004 by K-1 and the CPS includes additional shares of CPS which were issued as “paid-in-kind” dividends in accordance with the terms of the CPS.

     The closing of the Repurchase is subject to a number of conditions, including that the Company complete certain fund-raising activities to fund the purchase price on or before April 15, 2005, which is the termination date of the Repurchase Agreement. To satisfy this obligation and fund the purchase price, the Board of Directors of the Company has authorized the Company to offer, issue, and sell a new series of convertible preferred stock (the “Offering”). The Offering is discussed in Item 8.01 of this Current Report and the press release attached hereto as Exhibit 99.1.

     Under the terms of the CPS, the Company is obligated to obtain “regulatory approval” from the Regulatory Commission of Alaska (the “RCA”) by March 19, 2005 relating to K-1’s initial purchase of the CPS and Warrants, and, among other things, if the Company is unable to do so, the Company may repurchase the CPS. The Repurchase is a result of difficulties encountered by the parties in receiving, within the time they agreed, a decision of the RCA with respect to the investment by K-1. Accordingly, the Company and K-1 have agreed in the Repurchase Agreement to jointly petition the RCA to terminate proceedings (upon the closing of the Repurchase) in the docket opened by the RCA to consider various aspects of K-1’s initial purchase of the CPS and Warrants, in view of the Repurchase. Additionally, by entering into the Repurchase Agreement (and unless it is terminated as a result of K-1’s breach), the Company agrees to forever waive its right to call the CPS under its terms due to the failure to obtain “regulatory approval” from the RCA.

     The consummation of the Repurchase will effectively end the relationship between the Company and K-1, as K-1 will no longer hold any securities of the Company and the members of the Company’s Board of Directors appointed by K-1 (Mr. Jeffrey A. Safchik and Ms. Sherry A. Stanley) will resign from the Board. K-1 and certain affiliates will “standstill” for a period of 15 months by agreeing not to, among other things, acquire any securities of the Company, seek or propose any merger, business combination, or other similar transactions with the Company, or otherwise enter into any arrangements that may affect the management, securities or business of the Company.

     A copy of the Repurchase Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amendment and Consent to the Amended and Restated Credit Agreement

     The Third Amendment includes the consent of the Parties to the Repurchase by the Company and the Company’s entry into the Repurchase Agreement with K-1. The Third Amendment also amends the Credit Agreement (as defined below) (i) to amend several existing definitions and insert several new definitions related to the Repurchase; (ii) to amend the definitions of “Line of Credit Commitment Amount” and “Revolving Commitment Amount” to change these amounts to $40,806,452.00 and $60,000,000.00, respectively; and (iii) to amend the definitions of “Line of Credit Termination Date” and “Revolving Loan Termination Date” to extend these dates to the earlier of September 23, 2005 or such other date as specified in the Credit Agreement.

     A copy of the Third Amendment is being filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended and Restated Credit Agreement (the “Credit Agreement”) was previously amended by a First Amendment to the Credit Agreement, dated November 17, 2004 (the “First Amendment”) and a Second Amendment to the Credit Agreement, dated January 21, 2005 (the “Second Amendment”). The Credit Agreement, the First Amendment and the Second Amendment were previously filed with the Securities and Exchange Commission.

Item 8.01 Other Events.

     On March 8, 2005, the Company announced its intention to offer (the “Offering”), subject to market and other conditions, up to $60 million of a new issue of convertible preferred stock through an offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Act”) and to persons in offshore transactions in reliance on Regulation S under the Act. The Company expects to use the proceeds from the Offering to finance the Repurchase described above. A copy of the press release announcing the Company’s intention to offer such securities is included as Exhibit 99.1 hereto and incorporated by reference into this Item 8.01.

     This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. These securities have not been registered under the Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Act and applicable state laws.

Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1	Third Amendment and Consent dated March 8, 2005 to the Amended and Restated Credit Agreement, by and among the Company, Standard Federal Bank N.A. and the other banks signatory thereto and Standard Federal Bank N.A., as agent for the banks.
Exhibit 10.1	Repurchase Agreement between the Company and K-1 GHM, LLLP, dated as of March 8, 2005.
Exhibit 99.1	Press Release issued March 8, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc. (Registrant)

Dated: March 8, 2005	By:	/s/ Michael V. Palmeri

Michael V. Palmeri Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Form 8-K
March 8, 2005

Filed
Exhibit No.	Description	Herewith	By Reference
4.1	Third Amendment and Consent dated March 8, 2005 to the Amended and Restated Credit Agreement, by and among the Company, Standard Federal Bank N.A. and the other banks signatory thereto and Standard Federal Bank N.A., as agent for the banks.	X
10.1	Repurchase Agreement between the Company and K-1 GHM, LLLP, dated as of March 8, 2005.	X
99.1	Press Release issued March 8, 2005.	X